Employees (Tables)	12 Months Ended
Jun. 30, 2019
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Summary of Employees

	2019	2018	2017
	Number	Number	Number
Average number of employees (1)
Australia	18,146	16,504	15,906
South America	6,979	6,729	6,361
North America	1,999	1,839	2,072
Asia	1,743	1,368	1,019
Europe	59	70	74

Total average number of employees from Continuing operations	28,926	26,510	25,432

Total average number of employees from Discontinued operations	–	651	714

Total average number of employees	28,926	27,161	26,146

(1)

Average employee numbers include the Executive Director and 100 per cent of employees of subsidiary companies. Employees of equity accounted investments and joint operations are not included. Part-time employees are included on a full-time equivalent basis. Employees of businesses disposed of during the year are included for the period of ownership. Contractors are not included.